EXHIBIT 13.2

Certification by the Principal Financial Officer pursuant to

18U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Cellectis S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bing Wang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents,in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2024

/s/ Bing Wang
Name: Bing Wang
Title: Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.